UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
May 22, 2008

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah (State or other jurisdiction of incorporation)	87-0401551 (IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 22, 2008, Franklin Covey Co. (the Company) filed a Form 8-K announcing that it had joined with Peterson Partners V, L.P. to create a new limited liability company, Franklin Covey Products, LLC (Franklin Covey Products), to pursue the strategic growth of Franklin Covey branded products throughout the world.  To accomplish this objective, the Company entered into a definitive agreement to sell substantially all of the assets of its Consumer Solutions Business Unit (CSBU) to Franklin Covey Products (the Sale Agreement).  The Company is filing this amended Form 8-K to attach a copy of the Sale Agreement as Exhibit 2.1 hereto and to incorporate the Sale Agreement herein by reference.

The Sale Agreement has been included to provide investors and shareholders with information regarding its terms and conditions.  Except for its status as a contractual document that establishes and governs the legal relations among the parties thereto with respect to the transaction described in this Form 8-K/A, the Sale Agreement is not intended to be a source of factual, business, or operational information about the parties.

Certain of the contractual representations or warranties made by the parties in the Sale Agreement are subject to a standard of materiality that may be different from what shareholders of the Company may view as material to their interests.  Representations and warranties may be used as a tool to allocate risks between the respective parties to the Sale Agreement, including where the parties do not have complete knowledge of all the facts.  Investors in the Company’s securities are not third-party beneficiaries under the Sale Agreement and should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties or any of their affiliates.

FORWARD LOOKING STATEMENTS

This Form 8-K and the exhibits furnished herewith contain forward-looking statements related to, among other things, the completion of the sale of CSBU and the other transactions contemplated by the Sale Agreement.  These statement are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Investors are cautioned that forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those contemplated in the forward-looking statements.  Such risks and uncertainties include, but are not limited to, the ability of the parties to the Sale Agreement to satisfy the conditions to closing specified in the Sale Agreement, and other risks and uncertainties outlined in the Company’s documents filed with the SEC, including the Company’s most recent annual report on Form 10-K for the fiscal year ended August 31, 2007 as filed with the Securities and Exchange Commission.  All forward-looking statements and other information in this current report are based upon information available as of the date of this report.  Such information may change or become invalid after the date of this report, and, by making these forward-looking statements, the Company undertakes no obligation to update these statements after the date of this report, except as required by law.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits:
2.1	Master Asset Purchase Agreement between Franklin Covey Products, LLC and Franklin Covey Co. dated May 22, 2008.*
99.1	Press release announcing the sale of Consumer Solutions Business Unit dated May 22, 2008.**
*
Schedules and exhibits to the Master Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company hereby undertakes to furnish on a supplemental basis, a copy of any omitted schedules and exhibits to the Securities and Exchange Commission upon request.

**	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	May 29, 2008	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer